Exhibit 10.31

            SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     This Agreement, entered into and made effective as of January 1, 1995, by and between Enron International Inc. ("Company"), a Delaware corporation having its headquarters at 1400 Smith Street, Houston, Texas 77002, and Rodney L. Gray ("Employee"), an individual residing in Houston, Texas, is an amendment to that certain Employment Agreement between the parties entered into and made effective as of July 1, 1993 (the "Employment Agreement").

     WHEREAS, the parties desire to amend the Employment
Agreement to provide for assignment of the Employment
Agreement by Company to, and the assumption of the Employment Agreement by, Enron Capital & Trade Resources
Corp. ("ECT"), and to make other amendments to the Employment Agreement as provided herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

1. The Employment Agreement is assigned by Company to, and assumed by, ECT. Any reference to the "Company" in the Employment Agreement shall mean ECT. Employee consents to such assignment and assumption, and releases Company from every obligation under the Employment Agreement. ECT assumes every obligation of Company under the Employment Agreement.

2.   Any references to the Earnings Target of Company at
Article 2, Section 2.6 of the Employment Agreement, shall mean the Earnings Target of ECT's International Operations.
Any contingent grants and acceleration of vesting provided for in Article 2, Sections 2.6 and 2.7 of the Employment
Agreement shall be based on the earnings targets of ECT's
International Operations.

3. A new Section 2.8 shall be added to Article 2 of the Employment Agreement as follows:

     "2.8. Any grants of Options (restricted or unrestricted), under and pursuant to the terms and provisions of the Enron Corp. 1991 Stock Plan, granted prior to the formation of Enron Global Power & Pipelines L.L.C., any contingent restricted shares to be granted in the future under the Employment Agreement and any benefits provided to Employee under the Enron Executive Compensation Program, shall be provided by ECT in accordance with the terms and provisions of the Employment Agreement and any amendments thereto."


     This Agreement is the second amendment to the Employment Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment Agreement shall remain in full force and effect and without any change or modification, except as provided herein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ENRON INTERNATIONAL INC.

By:  PEGGY B. MENCHACA
Name:  Peggy B. Menchaca
Title:  Vice President & Secretary


ENRON CAPITAL & TRADE RESOURCES CORP.

By:  MARK E. HAEDICKE
Name:  Mark E. Haedicke
Title:    Managing Director


RODNEY L. GRAY

RODNEY L. GRAY

                                               Exhibit 10.31
                     COMPENSATION AGREEMENT

     This Agreement, entered into and made effective as of March 17, 1995, by and between Enron Capital & Trade Resources Corp. ("ECT" or "Company"), a Delaware corporation having its headquarters at 1400 Smith Street, Houston, Texas 77002, Enron Global Power & Pipelines L.L.C. ("EPP"), a Delaware limited liability company, having its headquarters at 1400 Smith Street, Houston, Texas 77002, and Rodney L. Gray ("Employee"), an individual residing in Houston, Texas, is entered into the 17th day of March, 1995, and made effective as of March 17, 1995 (the "Compensation Agreement").

     WHEREAS, the parties desire to provide for assignment and allocation of total base salary of Employee under the Employment Agreement dated July 1, 1993 between ECT and
Employee to EPP dependent upon the amount of time Employee dedicates to activities of EPP.

     NOW, THEREFORE, in consideration thereof and of the mutual covenants contained herein, the parties agree as follows:

1. EPP shall pay up to two-thirds (2/3) of Employee's total base salary plus associated benefits and payroll taxes, as described in the Employment Agreement between ECT and Employee, dependent upon the amount of time Employee dedicates to activities to EPP. In the event Employee spends less than two-thirds (2/3) of his time on EPP, ECT shall reimburse EPP for the percentage of time Employee spent on non-EPP activities.

2.   Employee shall be eligible to participate in the EPP
Annual Incentive Plan and the EPP 1994 Share Option Plan.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ENRON CAPITAL & TRADE              ENRON GLOBAL POWER &
RESOURCES CORP.                     PIPELINES L.L.C.

By:  MARK E. HAEDICKE              By:  PEGGY B. MENCHACA
Name:  Mark E. Haedicke            Name:  Peggy B. Menchaca
Title: Managing Director           Title:  Vice President  &
                                           Secretary

RODNEY L. GRAY

RODNEY L. GRAY

                                               Exhibit 10.31

        SECOND AMENDMENT TO ENRON CORP. NOTICE OF GRANT
              OF STOCK OPTION AND GRANT AGREEMENT


     This Agreement, made and entered into on this 1st day of January, 1995, by and between Enron Corp. ("Enron"), a Delaware corporation having its headquarters at 1400 Smith
Street, Houston, Texas 77002, and Rodney L. Gray,
("Employee"), an individual residing in Houston, Texas, is an amendment to that certain Enron Corp. Notice of Grant of Stock Option and Grant Agreement between the parties effective June 21, 1993 (the "Stock Option and Grant
Agreement").

     WHEREAS, the parties desire to amend the Stock Option and Grant Agreement;

     NOW THEREFORE, in consideration thereof and of the mutual covenants contained herein, the parties agree as follows:

1.   All references to Enron International Inc. in the Stock
Option and Grant Agreement are deleted in their entirety and Enron Capital & Trade Resources Corp. ("ECT") International
Operations is substituted in its place.

This Agreement is the second amendment to the Stock Option and Grant Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Stock
Option and Grant Agreement shall remain in full force and effect and without any change or modification, except as provided herein.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ENRON CORP.                                  RODNEY L. GRAY


By:   CHARLES A. LE MAISTRE                   RODNEY L. GRAY
Title:  Chairman, Compensation Committee,     Employee
     Enron Corp. Board of Directors